PROSPECTUS SUPPLEMENT -- April 1, 2002*
AXP(R) Mutual (Nov. 29, 2001) S-6326-99 V (11/01)


The third paragraph on page 3p in the "Principal Investment Strategies" section for the AXP(R) Mutual is revised as follows:

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses equity investments by:

o Considering opportunities and risks by reviewing overall market conditions and industry outlook.
o  Focusing  on large  companies  that are  attractively  valued  relative  to history, peers or the market overall (by using such measures as price-to-earnings, price-to-book, price-to-cash flow and price-to-sales).
o  Selecting companies it believes are positioned to benefit from:

   -- anticipated industry changes or current dynamics, -- competitive market position,
   -- improving financial performance,
   -- anticipated earnings growth, or
   -- future valuation increases.

(Note: All other text in this section remains unchanged)


The "Investment Manager" section is revised as follows:

The following paragraph replaces the paragraph on Mike Manns:

Robert Ewing, manager of the Fund since April 2002, joined AEFC in February 2002. He also serves as portfolio manager of the equity portion of AXP VP - Managed Fund. Prior to joining AEFC, he worked as an analyst and portfolio manager at Fidelity Investments where he managed the Fidelity Balanced Fund and was a member of the team that managed several other funds. Robert has a BS in Finance and Economics from Boston College Carroll School of Management - Honors Program. Robert was also awarded a CFA designation.

S-6326-22 A (4/02)
* Valid until next prospectus date
Destroy November 29, 2002